UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020

Danimer Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39280	82-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia	39817
(Address of principal executive offices)	(Zip Code)

(229) 243-7075

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DNMR	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DNMR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 29, 2020 (the “Closing Date”), Danimer Scientific, Inc., a Delaware corporation (f/k/a Live Oak Acquisition Corp. (“Live Oak”)) (the “Company”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of October 3, 2020 (as amended by Amendment No.1 thereto, dated as of October 8, 2020, and Amendment No. 2 thereto, dated as of December 11, 2020, the “Merger Agreement”), by and among Live Oak, Green Merger Corp., a Georgia corporation (“Merger Sub”), Meredian Holdings Group, Inc., a Georgia corporation ( “Legacy Danimer”), Live Oak Sponsor Partners, LLC, as representative for Live Oak, for certain purposes described in the Merger Agreement (the “Live Oak Representative”) and John A. Dowdy, Jr., as representative of the shareholders of the Company for certain purposes described in the Merger Agreement (the “Shareholder Representative”).

Pursuant to the terms of the Merger Agreement, a business combination between the Company and Legacy Danimer was effected through the merger of Merger Sub with and into Legacy Danimer, with Legacy Danimer surviving as the surviving company and as a wholly-owned subsidiary of Live Oak (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from Live Oak Acquisition Corp. to Danimer Scientific, Inc.

At the effective time of the Merger (the “Effective Time”), each share of Legacy Danimer’s common stock, par value $0.001 per share (“Legacy Danimer Common Stock”) was converted into a right to receive 9.1580 shares of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”), representing the Closing Per Share Merger Consideration (as defined in the Merger Agreement), together with any amounts that may become payable in respect of such shares of Legacy Danimer Common Stock from the Adjustment Holdback Amount (as defined in the Merger Agreement), the Shareholder Representative Amount (as defined in the Merger Agreement) and the Earn-Out Shares (as defined in the Merger Agreement) when and as provided in the Merger Agreement.

Each Legacy Danimer option that was outstanding immediately prior to the Effective Time, whether vested or unvested, was assumed by Live Oak and converted automatically at the Effective Time into an option (an “Assumed Legacy Danimer Option”) to acquire shares of Common Stock, on the same terms and conditions as were applicable under such Assumed Legacy Danimer Option (including applicable vesting and exercise conditions) except that (a) the number of shares of Common Stock that are subject to each such Assumed Legacy Danimer Option was determined by multiplying the number of shares Legacy Danimer Common Stock subject to the corresponding Assumed Legacy Danimer Option by a fraction (the “Award Exchange Ratio”), the numerator of which is the Closing Per Share Merger Consideration multiplied by the fair market value of the Company’s Common Stock on the Closing Date and the denominator of which is the fair market value of the Company’s Common Stock on the Closing Date (rounded down to the nearest whole share) and (b) the exercise price per share of each such Assumed Legacy Danimer Option is equal (i) the per share exercise price of the corresponding Legacy Danimer option divided by (ii) the Award Exchange Ratio (rounded up to the nearest whole cent).

On the Closing Date, Live Oak deposited with Continental Stock Transfer & Trust Company (“the Exchange Agent”) (the “Exchange Fund”), the Closing Per Share Merger Consideration payable pursuant to the Merger Agreement for all shares of Legacy Danimer Common Stock other than cancelled shares.

Following completion of the Business Combination, the Exchange Agent will mail to each holder of Legacy Danimer Common Stock a letter of transmittal instructing the surrender of stock certificates of Legacy Danimer Common Stock. Within five business days upon receipt by the Exchange Agent of a Legacy Danimer stock certificate representing a holder’s shares of Legacy Danimer Common Stock, a validly executed letter of transmittal duly completed in accordance with the instructions provided by the Exchange Agent and any other documents reasonably required by the Exchange Agent, such holder will be entitled to receive the Closing Per Share Merger Consideration, together with any cash in lieu of fractional shares of Common Stock and any dividends or other distributions on shares of Common Stock, in each case that such holder has the right to receive pursuant to the applicable provisions of the Merger Agreement.

A description of the Business Combination and the terms of the Merger Agreement are included in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 16, 2020 (the “Proxy Statement”) in the sections entitled “The Business Combination” beginning on page 69 and “The Merger Agreement” beginning on page 82 of the Proxy Statement.

On December 29, 2020, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 21,000,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $210.0 million, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into effective as of October 3, 2020. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of PIPE Shares was consummated concurrently with the closing of the Business Combination (the “Closing”).

A description of the Subscription Agreements is included in the Proxy Statement in the section entitled “Certain Agreements Related to the Business Combination—Subscription Agreements” on page 95 of the Proxy Statement.

The foregoing descriptions of each of the Business Combination, the Merger Agreement and the Subscription Agreements are summaries only and are qualified in their entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, Amendment No. 1 thereto, dated as of October 8, 2020, a copy of which is attached hereto as Exhibit 2.2, Amendment No. 2 thereto, dated as of December 11, 2020, a copy of which is attached hereto as Exhibit 2.3 and the Form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreement

In connection with the transactions contemplated by the Merger Agreement (the “Transactions”), on December 29, 2020, the Company and Legacy Danimer’s officers, directors, their respective controlled affiliates and certain other significant shareholders entered into a Lock-Up Agreement (the “Lock-Up Agreement”). The terms of the Lock-Up Agreement are described in the Proxy Statement in the section entitled “Certain Agreements Related to the Business Combination—Lock-Up Agreement” on page 95 of the Proxy Statement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the Lock-Up Agreement, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Indemnification Agreements

In connection with the Transactions, on December 29, 2020, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

At a special meeting of stockholders of the Company held on December 28, 2020 (the “Special Meeting”), the Company’s stockholders approved the Business Combination. The Business Combination was completed on December 29, 2020.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

●	approximately 85,724,570 shares of Common Stock; and

●	approximately 16,000,000 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company that owns all of the equity interests in Legacy Danimer.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the outcome of any legal proceedings against the Company;

●	the effect of the COVID-19 pandemic on the Company’s business;

●	the ability of the Company to execute its business model, including, among other things, market acceptance of its planned products and services and construction delays in connection with the expansion of its facilities;

●	the Company’s ability to raise capital;

●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

●	other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 31 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The business and properties of Live Oak and Legacy Danimer prior to the Business Combination are described in the Proxy Statement in the sections entitled “Information About Live Oak” beginning on page 154 and “Information About Danimer” beginning on page 123 of the Proxy Statement, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 31 of the Proxy Statement, which is incorporated herein by reference.

Summary Historical Financial Information

The summary historical consolidated financial information and other data for the years ended December 31, 2018 and 2019 and the nine months ended September 30, 2019 and 2020, and the summary consolidated balance sheet and other data as of December 31, 2018 and 2019 and September 30, 2019 and 2020 for Legacy Danimer are included in the Proxy Statement in the section entitled “Summary Historical Consolidated Financial Information of Danimer” beginning on page 24 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 of the Company are included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 54 of the Proxy Statement, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Danimer prior to the Business Combination is included in the Proxy Statement in the section entitled “Danimer Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 136 of the Proxy Statement, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement in the sections entitled “Management After the Business Combination” beginning on page 177 and “Danimer’s Executive Compensation” beginning on page 130 of the Proxy Statement, which are incorporated herein by reference.

Directors

Effective as of the Effective Time, in connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from seven members to eight members. Effective as of the Effective Time, John P. Amboian, Richard J. Hendrix, Stephen E. Croskrey, Christy Basco, Philip Gregory Calhoun, Gregory Hunt, Dr. Isao Noda and Stuart Pratt were appointed to serve as directors of the Company. Each of Andrea K. Tarbox, Tor R. Braham, Jonathan Furer, Harold Ford, Jr. and John W. Sweet, Jr. resigned as directors of the Company effective as of the Effective Time. Each of John P. Amboian and Richard J. Hendrix continues to serve as a director of the Company. Each of the eight directors will serve on the Company’s board of directors until the next annual meeting of stockholders of the Company. Biographical information for these individuals is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 177 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each the directors of the Company other than Messrs. Croskrey and Pratt qualify as independent directors, as defined under the listing standards of The New York Stock Exchange (the “NYSE listing standards”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and the NYSE listing standards relating to director independence requirements.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time: (i) the Board appointed Mr. Hunt, Ms. Basco and Mr. Amboian to serve on the Audit Committee, with Mr. Hunt as chair of the Audit Committee; (ii) the Board appointed Messrs. Hendrix, Calhoun and Pratt to serve on the Compensation Committee, with Mr. Hendrix as chair of the Compensation Committee; (iii) the Board appointed Mr. Amboian, Dr. Noda and Mr. Pratt to serve on the Nominating Committee, with Mr. Amboian as chair of the Nominating Committee; and (iv) the Board appointed Mr. Amboian as the Lead Independent Director.

Executive Officers

Effective as of the Effective Time, in connection with the Business Combination, the Board appointed Mr. Croskrey to serve as Chief Executive Officer and Chairman of the Board, John A Dowdy, III to serve as Chief Financial Officer, Phillip Van Trump to serve as Chief Science & Technology Officer, Michael Smith to serve as Chief Operating Officer and Scott Tuten to serve as Chief Marketing & Sustainability Officer of the Company. Each of Mr. Hendrix, Ms. Tarbox, Gary K. Wunderlich, Jr. and Ross Berner resigned as the Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer, respectively, of the Company effective as of the Effective Time. Biographical information for the new executive officers are set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 177 of the Proxy Statement, which is incorporated herein by reference.

Director Compensation

The Board designed the Company’s director compensation program for directors who are not employees or affiliated with strategic partners of the Company to reward such directors for their contributions to the Company’s success, align the director compensation program with stockholder interests and the Company’s executive compensation program, and provide competitive compensation necessary to attract and retain high quality non-employee directors. The Board expects to review director compensation periodically to ensure that director compensation remains competitive such that the Company is able to recruit and retain qualified directors.

Under such non-employee director compensation program, the Company will reward directors entirely in the form of stock-based compensation, consisting of (i) for each such director, an annual grant of 50,000 options under the Company’s 2020 Long-Term Incentive Plan (the “2020 Plan”) for shares of Common Stock, to vest in full upon grant, and (ii) for the chair of the Audit Committee, an annual grant of 5,000 options under the 2020 Plan, to vest in full upon grant.

The Company’s policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in attending board and committee meetings or performing other services in their capacities as directors.

Executive Compensation

Information with respect to the compensation arrangements for the Company’s named executive officers and directors after the Closing is set forth in the Proxy Statement in the section entitled “Danimer’s Executive Compensation” beginning on page 130 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of December 29, 2020, after giving effect to the Closing and assuming all shares of Common Stock in the Exchange Fund are issued to former holders of Legacy Danimer Common Stock in accordance with the Merger Agreement, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Common Stock;

●	each current named executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 85,724,570 shares of Common Stock issued and outstanding as of December 29, 2020 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to approximately 16,000,000 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Stephen E. Croskrey(1)	3,488,117	4.1
Stuart Pratt(2)	2,919,635	3.4
Philip Gregory Calhoun(3)	3,575,735	4.2
John A Dowdy, III(4)	1,220,666	1.4
Michael Smith(5)	905,569	1.0
Phillip Van Trump(6)	890,889	1.0
Scott Tuten(7)	864,581	1.0
Isao Noda(8)	446,915	*
Gregory Hunt(9)	59,579	*
Christy Basco	—	—
John P. Amboian(10)	50,000	*
Richard J. Hendrix(11)	9,955,000	11.6
Directors and Executive Officers as a Group (12 Individuals)(12)	24,370,275	27.1
Five Percent Holders:
Gary K. Wunderlich, Jr.(13)	9,905,000	11.6
Live Oak Sponsor Partners, LLC(14)	5,000,000	5.8
Live Oak ValFund Plastics Fund LLC(15)	4,905,000	5.7

*	Less than 1%.
(1)	Excludes 3,726,353 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the date hereof.
(2)	Includes 1,388,166 shares held by Wentworth 84 Irrevocable Trust, which shares may be deemed to be owned by Mr. Pratt, and 50,000 shares underlying options that are or will become exercisable within 60 days after the date hereof. Includes 12,363 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days after the date hereof. Excludes 5,952 shares underlying Assumed Legacy Danimer Options and 342,258 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the date hereof. Mr. Pratt disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)	Includes 3,226,006 shares held by the Greg Calhoun DGT Family Trusts u/t/a dated September 22, 2020 GST Exempt Trust and 62,851 shares held by the Greg Calhoun DGT Family Trusts u/t/a dated September 22, 2020 GST Non-Exempt Trust, which may be deemed to be owned by Mr. Calhoun, and 50,000 shares underlying options that are or will become exercisable within 60 days after the date hereof. Excludes 5,952 shares underlying Assumed Legacy Danimer Options that are not presently exercisable and not exercisable within 60 days of the date hereof. Mr. Calhoun disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(4)	Includes 303,054 shares held by the John Adams Dowdy, III Living Trust, which shares may be deemed to be owned by Mr. Dowdy, and 917,612 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days after the date hereof. Excludes 91,580 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days after the date hereof. Mr. Dowdy disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(5)	Includes 905,569 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days after the date hereof. Excludes 91,580 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days after the date hereof.
(6)	Includes 867,995 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days after the date hereof. Excludes 91,580 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days after the date hereof.
(7)	Includes 51,870 shares held by the Scott C. Tuten Family Trust and affiliated trusts under common control with the Scott C. Tuten Family Trust , which shares may be deemed to be owned by Mr. Tuten, and 666,519 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days after the date hereof. Excludes 91,580 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days after the date hereof. Mr. Tuten disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(8)	Includes 345,989 shares underlying Assumed Legacy Danimer Options and 50,000 shares underlying options that are or will become exercisable within 60 days after the date hereof. Excludes 5,952 shares underlying Assumed Legacy Danimer Options that are not presently exercisable and not exercisable within 60 days after the date hereof.
(9)	Includes 4,579 shares underlying Assumed Legacy Danimer Options and 55,000 shares underlying options that are or will become exercisable within 60 days after the date hereof. Excludes 5,952 shares underlying Assumed Legacy Danimer Options that are not presently exercisable and not exercisable within 60 days after the date hereof.
(10)	Includes 50,000 shares underlying options that are or will become exercisable within 60 days after the date hereof.
(11)	Includes 50,000 shares underlying options that are or will become exercisable within 60 days after the date hereof. Includes 5,000,000 shares held by Live Oak Sponsor Partners, LLC and 4,905,000 shares held by Live Oak ValFund Plastics Fund LLC, a Delaware limited liability company. See notes (14) and (15). Mr. Hendrix disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(12)	Includes 3,870,626 shares underlying Assumed Legacy Danimer Options and 305,000 shares underlying options that are or will become exercisable within 60 days after the date hereof. Excludes 390,128 shares underlying Assumed Legacy Danimer Options and 6,640,347 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days after the date hereof.
(13)	Based on a Form 4 filed by Mr. Wunderlich on December 31, 2020. Includes 5,000,000 shares held by Live Oak Sponsor Partners, LLC and 4,905,000 shares held by Live Oak ValFund Plastics Fund LLC, a Delaware limited liability company. See notes (14) and (15).
(14)	Live Oak Sponsor Partners, LLC (“LOAK Sponsor”) is the record holder of such shares. Each of Messrs. Hendrix and Wunderlich is one of the managing members of LOAK Sponsor, and as such, has voting and investment discretion with respect to the shares held of record by the LOAK Sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by LOAK Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of LOAK Sponsor is 774A Walker Rd., Great Falls, VA 22066.
(15)	According to information provided by Live Oak ValFund Plastics Fund LLC, a Delaware limited liability company (“ValFund”). Live Oak Merchant Partners, LLC, a Delaware limited liability company (“Live Oak Merchant Partners”) and Value Acquisition Fund, LLC, Delaware limited liability company (“Value Acquisition”), are the managers of ValFund and may be deemed to have shared voting control and investment discretion over securities held by ValFund. Each of Messrs. Hendrix and Wunderlich is a controlling person of Live Oak Merchant Partners. Therefore, each of Messrs. Hendrix and Wunderlich may also be deemed to have shared voting control and investment discretion over securities owned by ValFund and Live Oak Merchant Partners. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The principal business address for ValFund is 429 North Main Street, Suite 100, Memphis, TN 38103. The principal business address for Live Oak Merchant Partners is 774A Walker Rd., Great Falls, VA 22066. The principal business address for Value Acquisition is 4921 William Arnold Road, Memphis, TN 38117.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Danimer Relationships and Related Person Transactions” beginning on page 152 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section entitled “Information About Danimer—Legal Proceedings” on page 129 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The information set forth in the section entitled “Price Range of Securities and Dividends” on page 199 of the Proxy Statement is incorporated herein by reference. Additional information regarding holders of the Company’s securities is set forth in the section entitled “Description of Registrant’s Securities to be Registered” below.

The Common Stock, the Warrants and Live Oak units (consisting of one share of Common Stock and one half of one Warrant, the “Units”) were historically quoted on The New York Stock Exchange under the symbols “LOAK”, “LOAK WS” and “LOAK.U,” respectively. At the Effective Time, the Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On December 30, 2020, the Common Stock and Warrants began trading on The New York Stock Exchange under the new trading symbols “DNMR” and “DNMR WS,” respectively.

As of the Closing Date and following the completion of the Business Combination, the Company had approximately 85,724,570 shares of the Common Stock issued and outstanding held of record by 67 holders, and approximately 16,000,000 Warrants outstanding held of record by three holders.

Dividends

The Company has not paid any cash dividends on the Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Common Stock in the foreseeable future.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Common Stock is included in the Proxy Statement in the section entitled “Description of Live Oak’s Securities—Authorized and Outstanding Stock” beginning on page 184 of the Proxy Statement, which is incorporated herein by reference.

Redeemable Warrants

A description of the Company’s warrants is included in the Proxy Statement in the section entitled “Description of Live Oak’s Securities—Redeemable Warrants” beginning on page 186 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “Management After the Business Combination—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 183 of the Proxy Statement, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 4, 2021, the Audit Committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2020, effective upon execution of an engagement letter with KPMG, which was signed on January 5, 2021. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed on January 4, 2021 that it would be replaced by KPMG as the Company’s independent registered public accounting firm.

Withum’s report on the Company’s balance sheet as of December 31, 2019, the related statements of operations, changes in stockholder’s equity and cash flows for the period from May 24, 2019 (inception) through December 31, 2019 and the related notes (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from May 24, 2019 (inception) to December 31, 2019 and the subsequent interim periods through September 30, 2020, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from May 24, 2019 (inception) to December 31, 2019, and the interim periods through September 30, 2020, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Danimer Scientific, Inc. 2020 Long-Term Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the 2020 Plan. The 2020 Plan was previously approved, subject to stockholder approval, by the Compensation Committee of the Board on December 11, 2020 pursuant to authority granted to it by the Board on September 30, 2020. The 2020 Plan became effective immediately upon the Closing.

A description of the 2020 Plan is included in the Proxy Statement in the section entitled “Proposal No. 5—The Equity Incentive Plan Proposal” beginning on page 111 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, as well as the Forms of Stock Option Agreement and Restricted Stock Agreement under the 2020 Plan which are attached hereto as Exhibit 10.3, Exhibit 10.29 and Exhibit 10.30, respectively, and incorporated herein by reference.

Danimer Scientific, Inc. Employee Stock Purchase Plan

At the Special Meeting, the stockholders of the Company considered and approved the Danimer Scientific, Inc. Employee Stock Purchase Plan (the “2020 ESPP”). The 2020 ESPP was previously approved, subject to stockholder approval, by the Compensation Committee of the Board on December 11, 2020 pursuant to authority granted to it by the Board on September 30, 2020. The 2020 ESPP became effective immediately upon the Closing.

A description of the 2020 ESPP is included in the Proxy Statement in the section entitled “Proposal No. 6—The Employee Stock Purchase Plan Proposal” beginning on page 117 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2020 ESPP is qualified in its entirety by the full text of the 2020 ESPP, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2020, the Company’s stockholders approved and adopted the Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) at the Special Meeting, which became effective upon filing with the Secretary of State of the State of Delaware on December 29, 2020. On December 29, 2020, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections entitled “Proposal No. 2—The Charter Amendment Proposal” beginning on page 104 and “Description of Live Oak’s Securities—Certain Anti-Takeover Provisions of Delaware Law” beginning on page 190 of the Proxy Statement, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Third Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Business Combination Agreement are included in the Proxy Statement in the sections entitled “The Business Combination” beginning on page 69 and “The Merger Agreement” beginning on page 82 of the Proxy Statement, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements of Legacy Danimer as of and for the years ended December 31, 2019 and 2018 and the related notes are included in the Proxy Statement beginning on page F-24 of the Proxy Statement and are incorporated herein by reference. The historical unaudited consolidated financial statements of Legacy Danimer as of and for the nine months ended September 30, 2020 and the related notes are included in the Proxy Statement beginning on page F-2 of the Proxy Statement and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 of the Company are included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 54 of the Proxy Statement, which is incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of October 3, 2020, by and among Live Oak, Merger Sub, Legacy Danimer, Live Oak Sponsor Partners, LLC, as representative for Live Oak, for certain purposes described in the Merger Agreement and John A. Dowdy, Jr., as representative of the shareholders of Legacy Danimer for certain purposes described in the Merger Agreement (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K (Commission File No. 001-39280) filed on October 5, 2020).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 8, 2020, by and among Live Oak, Merger Sub, Legacy Danimer, Live Oak Sponsor Partners, LLC and John A. Dowdy, Jr. (incorporated by reference to Exhibit 2.2 to Current Report on Form 8-K (Commission File No. 001-39280) filed on October 9, 2020)
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of December 11, 2020, by and among Live Oak, Merger Sub, Legacy Danimer, Live Oak Sponsor Partners, LLC and John A. Dowdy, Jr. (incorporated by reference to Exhibit 2.3 to Current Report on Form 8-K (Commission File No. 001-39280) filed on December 14, 2020)
3.1	Fourth Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-236800) (as amended, the “S-1”)).
4.2	Form of Warrant of the Company (incorporated by reference to Exhibit 4.3 to the S-1).
4.3	Warrant Agreement, dated May 5, 2020 by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (Commission File No. 001-39280) filed on May 11, 2020).
4.4	Form of Lock-Up Agreement by and among Live Oak Acquisition Corp. and certain stockholders of Legacy Danimer (incorporated by reference to Exhibit B attached to Exhibit 2.1 to Current Report on Form 8-K (Commission File No. 001-39280) filed on October 5, 2020).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (Commission File No. 001-39280) filed on October 5, 2020).
10.2#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.3#	Danimer Scientific, Inc. 2020 Long-Term Incentive Plan (incorporated by reference to Annex C to the Proxy Statement/Prospectus on Form 424B3 (File No. 333-249691) filed on December 16, 2020 (the “424B3”)).
10.4#	Danimer Scientific, Inc. Employee Stock Purchase Plan (incorporated by reference to Annex D to the 424B3).
10.5#	Employment Agreement, by and between Live Oak Acquisition Corp. and Stephen E. Croskrey, dated October 3, 2020 (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 (File No. 333-249691) (as amended, the “S-4”)).
10.6#	Consulting Agreement, by and between Live Oak Acquisition Corp. and Stuart Pratt, dated October 3, 2020 (incorporated by reference to Exhibit 10.5 to the S-4).
10.7#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and John A. Dowdy, III, dated August 31, 2020 (incorporated by reference to Exhibit 10.6 to the S-4).
10.8#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and Michael Smith, dated August 31, 2020 (incorporated by reference to Exhibit 10.7 to the S-4).

Exhibit No.	Description
10.9#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and Scott Tuten, dated August 31, 2020 (incorporated by reference to Exhibit 10.8 to the S-4).
10.10#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and Phillip Van Trump, dated August 31, 2020 (incorporated by reference to Exhibit 10.9 to the S-4).
10.11	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Michael Smith (incorporated by reference to Exhibit 10.11 to the S-4)
10.12*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Scott Tuten (incorporated by reference to Exhibit 10.12 to the S-4).
10.13*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Phillip Van Trump (incorporated by reference to Exhibit 10.13 to the S-4).
10.14*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Stuart Pratt (incorporated by reference to Exhibit 10.14 to the S-4).
10.15*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Stephen E. Croskrey (incorporated by reference to Exhibit 10.15 to the S-4).
10.16*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and John A. Dowdy, III (incorporated by reference to Exhibit 10.16 to the S-4).
10.17*	Loan Agreement, dated as of April 25, 2019, by and among Carver Development CDE VI, LLC, ST CDE LXII, LLC, and Danimer Scientific Manufacturing, Inc. (incorporated by reference to Exhibit 10.17 to the S-4).
10.18	QLICI Loan and Security Agreement dated as of November 7, 2019, by and between Danimer Scientific Kentucky, Inc. and AMCREF Fund 51, LLC (incorporated by reference to Exhibit 10.18 to the S-4).
10.19*	Loan and Security Agreement, dated as of March 13, 2019, among Danimer Scientific Holdings, LLC and Meredian Bioplastics, Inc., as borrowers, Meredian, Inc, Danimer Scientific, L.L.C., Danimer Bioplastics, Inc. and Danimer Scientific Kentucky, Inc., as guarantors, the lenders party thereto and Southeast Community Development Fund X, L.L.C., as administrative agent (incorporated by reference to Exhibit 10.19 to the S-4).
10.20*	Amendment No. One to Loan and Security Agreement, dated as of October 2, 2020, among Danimer Scientific Holdings, LLC and Meredian Bioplastics, Inc., as borrowers, Meredian, Inc, Danimer Scientific, L.L.C., Danimer Bioplastics, Inc. and Danimer Scientific Kentucky, Inc., as guarantors, the lenders party thereto and Southeast Community Development Fund X, L.L.C., as administrative agent (incorporated by reference to Exhibit 10.20 to Form S-4).
10.21*	Loan and Security Agreement, dated as of March 13, 2019, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.21 to the S-4).

Exhibit No.	Description
10.22	Consent and Modification under Loan and Security Agreement, dated as of November 5, 2019, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC. (incorporated by reference to Exhibit 10.22 to the S-4).
10.23	Consent and Modification under Loan and Security Agreement, dated as of December 18, 2019, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC. (incorporated by reference to Exhibit 10.23 to the S-4).
10.24	Consent and Modification under Loan and Security Agreement, dated as of January 23, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.43 to the S-4).
10.25	Consent and Modification under Loan and Security Agreement, dated as of March 27, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.25 to the S-4).
10.26	Consent and Modification under Loan and Security Agreement, dated as of May 14, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.26 to the S-4).
10.27	Consent and Modification under Loan and Security Agreement, dated as of July 13, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.27 to Form S-4).
10.28*	Amended and Restated Master Lease Agreement, dated May 2020, between Store Capital Acquisitions, LLC and Meredian Holdings Group, Inc. (incorporated by reference to Exhibit 10.28 to the S-4).
10.29#	Form of Stock Option Agreement under the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan.
10.30#	Form of Restricted Stock Agreement under the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan.
16.1	Letter from WithumSmith+Brown, PC to the Commission, dated January 5, 2021.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates management contract or compensatory plan or arrangement.
*	Portions of this exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2021

DANIMER SCIENTIFIC, INC.

By:	/s/ Stephen E. Croskrey
Stephen E. Croskrey
Chief Executive Officer